Exhibit 99.1
August 1, 2016
BroadSoft Reports Second Quarter 2016 Financial Results
GAITHERSBURG, MD, August 1, 2016 - BroadSoft, Inc. (NASDAQ:BSFT), a leading global provider of hosted cloud-based enterprise communications software and services to the telecommunications industry, today announced financial results for the quarter ended June 30, 2016.
Financial Highlights for the Second Quarter of 2016

•	Total revenue increased 27% year-over-year to $81.7 million

•	GAAP gross profit equaled 72% of total revenue; non-GAAP gross profit equaled 77% of total revenue

•	GAAP income from operations totaled $0.6 million; non-GAAP income from operations totaled $15.9 million or 19% of revenue

•	GAAP basic and diluted net loss per share equaled $(0.10) per common share; non-GAAP diluted earnings per share equaled $0.49 per common share
Results for the three months ended June 30, 2016
Total revenue rose to $81.7 million in the second quarter of 2016, an increase of 27% compared to $64.5 million in the second quarter of 2015.
Net loss for the second quarter of 2016 was $(2.9) million, or $(0.10) per basic and diluted common share, compared to net loss of $(5.3) million, or $(0.18) per basic and diluted common share in the second quarter of 2015.
On a non-GAAP basis, net income in the second quarter of 2016 was $15.0 million, or $0.49 per diluted common share, compared to non-GAAP net income of $9.7 million, or $0.32 per diluted common share, in the second quarter of 2015. A reconciliation of non-GAAP and GAAP results is included in the financial tables below.
Results for the six months ended June 30, 2016
Total revenue rose to $154.9 million for the first six months of 2016, an increase of 29% compared to $120.2 million for the first six months of 2015.
Net loss for the first six months of 2016 was $(4.4) million, or $(0.15) per basic and diluted common share, compared to a net loss of $(8.2) million, or $(0.28) per basic and diluted common share for the first six months of 2015.
On a non-GAAP basis, net income for the first six months of 2016 was $26.0 million, or $0.87 per diluted common share, compared to non-GAAP net income of $17.0 million, or $0.57 per diluted common share, for the first six months of 2015. A reconciliation of non-GAAP and GAAP results is included in the financial tables below.
Management Commentary
“In the second quarter, we delivered strong results as we achieved robust double-digit revenue growth,” said Michael Tessler, president and chief executive officer, BroadSoft.  “We see more and more service provider customers around the world launching and promoting truly converged fixed and mobile unified communications services based on BroadSoft solutions. This is a great validation of our products and vision. We will continue to innovate to remain the industry leader as the business communications market continues to evolve.”
Guidance
For the third quarter of 2016, BroadSoft anticipates revenue of $78 to $83 million. The company also expects to achieve earnings on a non-GAAP basis of $0.26 to $0.41 per diluted common share.  For the full year 2016, BroadSoft expects revenue in the range of $332 million to $340 million and non-GAAP EPS in the range of $1.95 to $2.15.
A reconciliation of non-GAAP earnings per share guidance, as well as projected non-GAAP cost of sales and operating expenses to be discussed on this morning's teleconference, to the closest corresponding GAAP measures, is not available without unreasonable efforts on a forward-looking basis due to the high variability, complexity and low visibility with respect to the charges excluded from these non-GAAP measures, in particular, the measures and effects of non-cash income taxes and stock-based compensation expense. We expect the variability of the above charges to have a significant, and potentially unpredictable, impact on our future GAAP financial results.

Conference Call
BroadSoft will discuss its second quarter 2016 results and its business outlook today via teleconference at 8:30 a.m. Eastern Time. To participate in the teleconference, callers can dial the toll free number 1-877-312-5517 (U.S. callers only) or 1-760-666-3772 (from outside the U.S.). The conference call can also be heard live via audio webcast at http://investors.broadsoft.com/events.cfm. To help ensure the conference begins on time, please dial in or connect via the web five minutes prior to the scheduled start time.
For those unable to participate in the live call, a recording will be available shortly after the conclusion of the call at http://investors.broadsoft.com/events.cfm and will remain available until immediately prior to our next earnings call.
Non-GAAP financial measures:
BroadSoft has provided in this release, and will provide on this morning’s teleconference, financial information that has not been prepared in accordance with generally accepted accounting principles, or GAAP. BroadSoft uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating BroadSoft’s ongoing operational performance. BroadSoft’s management regularly uses these non-GAAP financial measures to understand and manage its business and believes these non-GAAP financial measures provide meaningful supplemental information regarding the Company’s performance by excluding certain non-cash expenses, and may include additional adjustments for items that are infrequent in nature. BroadSoft believes the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing its financial results with other companies in BroadSoft’s industry, many of which present similar non-GAAP financial measures to investors. A reconciliation of the non-GAAP financial measures included in this release and to be discussed on this morning’s teleconference to the most directly comparable GAAP financial measures is set forth below.
Non-GAAP cost of revenue, license software cost of revenue, subscription and maintenance cost of revenue and professional services and other cost of revenue. We define non-GAAP cost of revenue as a cost of revenue less stock-based compensation expense and amortization expense for acquired intangible assets. We consider non-GAAP cost of revenue to be a useful metric for management and our investors because it excludes the effect of certain non-cash expenses so management and investors can compare our cost of revenue over multiple periods.
Non-GAAP gross profit, license software gross profit, subscription and maintenance support gross profit and professional services and other gross profit. We define non-GAAP gross profit as gross profit plus stock-based compensation expense and amortization expense for acquired intangible assets. We consider non-GAAP gross profit to be a useful metric for management and our investors because it excludes the effect of certain non-cash expenses so management and investors can compare our sales margins over multiple periods.
Non-GAAP income from operations. We define non-GAAP operating income as income from operations plus stock-based compensation expense and amortization expense for acquired intangible assets. We consider non-GAAP operating income to be a useful metric for management and investors because it excludes the effect of certain non-cash expenses so management and investors can compare our core business operating results over multiple periods.
Non-GAAP operating expenses, sales and marketing expense, research and development expense and general and administrative expense. We define non-GAAP operating expenses as operating expense plus stock-based compensation expense allocated to sales and marketing, research and development and general and administrative expenses. Similarly, we define non-GAAP sales and marketing, research and development and general and administrative expenses as the relevant GAAP measure plus stock-based compensation expense allocated to the particular expense item.
Non-GAAP net income and net income per share. We define non-GAAP net income as net income plus stock-based compensation expense, amortization expense for acquired intangible assets, non-cash interest expense on our convertible senior notes, foreign currency transaction gains and losses, loss on repurchase of our convertible senior notes and non-cash tax expense included in the GAAP tax provision. We define non-GAAP income per share as non-GAAP net income divided by the weighted average shares outstanding.
The presentation of non-GAAP net income, non-GAAP net income per share, non-GAAP gross margin, non-GAAP income from operations, and other non-GAAP financial measures in this release and on this morning’s teleconference is not meant to be a substitute for “net income,” “net income per share,” “gross margin,” “income from operations” or other financial measures presented in accordance with GAAP, but rather should be evaluated in conjunction with such data. BroadSoft’s definition of “non-GAAP net income,” “non-GAAP net income per share,” “non-GAAP gross margin,” “non-GAAP income from operations” and other non-GAAP financial measures may differ from similarly titled non-GAAP measures used by other companies and may differ from period to period. In reporting non-GAAP measures in the future, management may make other adjustments for expenses and gains it does not consider reflective of core operating performance in a particular period and may modify “non-GAAP net income,” “non-GAAP net income per share,” “non-GAAP gross margin,” “non-GAAP income from operations” and such other non-GAAP measures by excluding these expenses and gains.
Forward-Looking Statements
This press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by their use of terms and phrases such as “anticipate,” “expect,” “will,” “believe,” “continue” and other similar terms and phrases, and such forward-looking statements include, but are not limited to, the statements regarding the Company’s future financial performance set forth under the heading “Guidance.” The outcome of the events described in these forward-looking statements is subject to known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from the results anticipated by these forward-looking statements, including, but not limited to: the Company's ability to expand its BroadCloud offering geographically and increase the associated recurring service revenue; the Company’s dependence on the success of BroadWorks and on its service provider customers to sell services using its applications; the Company’s dependence in large part on service providers’ continued deployment of, and investment in, their IP-based networks; claims that the Company infringes the intellectual property rights of others; the Company’s ability to integrate and achieve the expected benefits from its recent acquisitions; and the Company’s ability to expand its product offerings, as well as those factors contained in the “Risk Factors” sections of the Company’s Form 10-K for the year ended December 31, 2015 filed with the SEC on February 29, 2016, and in the Company’s other filings with the SEC. All information in this release is as of August 1, 2016. Except as required by law, the Company undertakes no obligation to update publicly any forward-looking statement made herein for any reason to conform the statement to actual results or changes in the Company’s expectations.
About BroadSoft
BroadSoft is the leading provider of software and services that enable mobile, fixed-line and cable service providers to offer Unified Communications over their Internet Protocol networks. The Company’s core communications platform enables the delivery of a range of enterprise and consumer calling, messaging and collaboration communication services, including private branch exchanges, video calling, text messaging and converged mobile and fixed-line services.
Financial Statements
The financial statements set forth below are not the complete set of the Company’s financial statements for the quarter and the year and are presented below without footnotes. Readers are encouraged to obtain and carefully review BroadSoft’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2016, including all financial statements contained therein and the footnotes thereto, once the report is filed with the SEC. Once filed with the SEC, the Form 10-Q may be retrieved from the SEC’s website at www.sec.gov or from BroadSoft’s website at www.broadsoft.com.

Contact Information
For further information contact:

Investor Relations:
Chris Martin
+1-561-404-2130
cmartin@broadsoft.com

Media Contacts:
Brian Lustig, Bluetext PR for BroadSoft North America
+1 301.775.6203
brian@bluetext.com

Andy Crisp / Jon Bawden / Kate Anderson, Cohesive for BroadSoft UK
+44 (0) 1291 626200
broadsoft@wearecohesive.com

Terry Alberstein, Navigate Communication for BroadSoft APAC
+61 (0) 458-484-921
terry@navigatecommunication.com.au
BSFT-F

BroadSoft, Inc.
CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share data)

	June 30, 2016	December 31, 2015
	(Unaudited)
Assets:
Current assets:
Cash and cash equivalents	$138,520	$175,857
Short-term investments	125,592	72,531
Accounts receivable, net of allowance for doubtful accounts of $65 and $85 at June 30, 2016 and December 31, 2015, respectively	105,775	108,113
Other current assets	14,388	13,155
Total current assets	384,275	369,656
Long-term assets:
Property and equipment, net	20,483	19,481
Long-term investments	92,866	102,385
Intangible assets, net	23,567	18,835
Goodwill	80,020	72,275
Deferred tax assets	8,572	1,661
Other long-term assets	6,771	8,081
Total long-term assets	232,279	222,718
Total assets	$616,554	$592,374
Liabilities and stockholders’ equity:
Current liabilities:
Accounts payable and accrued expenses	$31,177	$28,667
Deferred revenue, current portion	100,712	106,483
Total current liabilities	131,889	135,150
Convertible senior notes	194,562	188,331
Deferred revenue	6,593	4,571
Other long-term liabilities	6,070	7,289
Total liabilities	339,114	335,341
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.01 par value per share; 5,000,000 shares authorized at June 30, 2016 and December 31, 2015; no shares issued and outstanding at June 30, 2016 and December 31, 2015	—	—
Common stock, par value $0.01 per share; 100,000,000 shares authorized at June 30, 2016 and December 31, 2015; 29,736,368 and 29,080,197 shares issued and outstanding at June 30, 2016 and December 31, 2015, respectively.	297	291
Additional paid-in capital	359,063	333,153
Accumulated other comprehensive loss	(16,200)	(13,810)
Accumulated deficit	(65,720)	(62,601)
Total stockholders’ equity	277,440	257,033
Total liabilities and stockholders’ equity	$616,554	$592,374

BroadSoft, Inc.
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
	(Unaudited)		(Unaudited)
Revenue:
License software	$33,597	$30,091	$64,506	$53,027
Subscription and maintenance support	36,800	27,026	69,839	52,435
Professional services and other	11,324	7,367	20,512	14,693
Total revenue	81,721	64,484	154,857	120,155
Cost of revenue:
License software	2,169	2,869	3,898	5,540
Subscription and maintenance support	11,456	10,227	22,166	19,171
Professional services and other	8,921	7,125	17,280	11,520
Total cost of revenue	22,546	20,221	43,344	36,231
Gross profit	59,175	44,263	111,513	83,924
Operating expenses:
Sales and marketing	25,951	21,567	49,274	39,114
Research and development	20,068	16,266	38,189	30,550
General and administrative	12,603	11,306	23,916	20,411
Total operating expenses	58,622	49,139	111,379	90,075
Income (loss) from operations	553	(4,876)	134	(6,151)
Other expense:
Interest expense	3,926	2,027	7,779	4,016
Interest income	(664)	(282)	(1,267)	(496)
Other, net	185	(484)	(326)	1,223
Total other expense, net	3,447	1,261	6,186	4,743
Loss before income taxes	(2,894)	(6,137)	(6,052)	(10,894)
Provision for (benefit from) income taxes	1	(849)	(1,648)	(2,701)
Net loss	$(2,895)	$(5,288)	$(4,404)	$(8,193)
Net loss per common share:
Basic and diluted	$(0.10)	$(0.18)	$(0.15)	$(0.28)
Weighted average common shares outstanding:
Basic and diluted	29,449	29,230	29,295	29,111
Stock-based compensation expense included above:
Cost of revenue	$2,171	$2,347	$3,893	$3,386
Sales and marketing	4,792	4,818	8,348	7,236
Research and development	4,020	4,067	7,165	6,505
General and administrative	2,629	2,562	4,880	4,103

BroadSoft, Inc.
SUMMARY OF CONSOLIDATED CASH FLOW ACTIVITY
(Unaudited)

	Six Months Ended June 30,
	2016	2015
	(in thousands)
Cash provided by (used in):
Operating activities	$32,689	$13,665
Investing activities	(72,802)	(33,822)
Financing activities	3,230	(1,889)

BroadSoft, Inc.
BILLINGS (REVENUE PLUS NET CHANGE IN DEFERRED REVENUE)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
	(in thousands)
Beginning of period deferred revenue balance	$102,725	$101,367	$111,054	$101,456
End of period deferred revenue balance	107,305	107,726	107,305	107,726
Increase (decrease) in deferred revenue	4,580	6,359	(3,749)	6,270
Revenue	81,721	64,484	154,857	120,155
Revenue plus net change in deferred revenue	$86,301	$70,843	151,108	126,425

BroadSoft, Inc.
LICENSE SOFTWARE BILLINGS
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
	(in thousands)
Beginning of period deferred license software revenue balance	$27,853	$30,771	$33,200	$26,495
End of period deferred license software revenue balance	26,798	32,582	26,798	32,582
Increase (decrease) in deferred license software revenue	(1,055)	1,811	(6,402)	6,087
License software revenue	33,597	30,091	64,506	53,027
License software revenue plus net change in deferred license software revenue	$32,542	$31,902	$58,104	$59,114

BroadSoft, Inc.
SUBSCRIPTION AND MAINTENANCE SUPPORT BILLINGS
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
	(in thousands)
Beginning of period deferred subscription and maintenance support revenue balance	$57,464	$51,204	$61,399	$52,764
End of period deferred subscription and maintenance support revenue balance	60,381	53,951	60,381	53,951
Increase (decrease) in deferred subscription and maintenance support revenue	2,917	2,747	(1,018)	1,187
Subscription and maintenance support revenue	36,800	27,026	69,839	52,435
Subscription and maintenance support revenue plus net change in deferred subscription and maintenance support revenue	$39,717	$29,773	$68,821	$53,622

BroadSoft, Inc.
PROFESSIONAL SERVICES AND OTHER BILLINGS
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
	(in thousands)
Beginning of period deferred professional services and other revenue balance	$17,408	$19,392	$16,455	$22,197
End of period deferred professional services and other revenue balance	20,126	21,193	20,126	21,193
Increase (decrease) in deferred professional services and other revenue	2,718	1,801	3,671	(1,004)
Professional services and other revenue	11,324	7,367	20,512	14,693
Professional services and other revenue plus net change in deferred professional services and other revenue	$14,042	$9,168	$24,183	$13,689

BroadSoft, Inc.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
	(in thousands)
Non-GAAP cost of revenue:
GAAP license cost of revenue	$2,169	$2,869	$3,898	$5,540
(percent of related revenue)	6%	10%	6%	10%
Less:
Stock-based compensation expense	168	374	326	537
Amortization of acquired intangible assets	335	419	669	868
Non-GAAP license cost of revenue	$1,666	$2,076	$2,903	$4,135
(percent of related revenue)	5%	7%	5%	8%

GAAP subscription and maintenance support cost of revenue	$11,456	$10,227	$22,166	$19,171
(percent of related revenue)	31%	38%	32%	37%
Less:
Stock-based compensation expense	833	1,114	1,486	1,721
Amortization of acquired intangible assets	1,183	1,056	2,235	2,111
Non-GAAP subscription and maintenance support cost of revenue	$9,440	$8,057	$18,445	$15,339
(percent of related revenue)	26%	30%	26%	29%

GAAP professional services and other cost of revenue	$8,921	$7,125	$17,280	$11,520
(percent of related revenue)	79%	97%	84%	78%
Less:
Stock-based compensation expense	1,170	859	2,081	1,128
Amortization of acquired intangible assets	$175	$58	$350	$58
Non-GAAP professional services and other cost of revenue	$7,576	$6,208	$14,849	$10,334
(percent of related revenue)	67%	84%	72%	70%

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
	(in thousands)
Non-GAAP gross profit:
GAAP gross profit	$59,175	$44,263	$111,513	$83,924
(percent of total revenue)	72%	69%	72%	70%
Plus:
Stock-based compensation expense	2,171	2,347	3,893	3,386
Amortization of acquired intangible assets	1,693	1,533	3,254	3,037
Non-GAAP gross profit	$63,039	$48,143	$118,660	$90,347
(percent of total revenue)	77%	75%	77%	75%

GAAP license gross profit	$31,428	$27,222	$60,608	$47,487
(percent of related revenue)	94%	90%	94%	90%
Plus:
Stock-based compensation expense	168	374	326	537
Amortization of acquired intangible assets	335	419	669	868
Non-GAAP license gross profit	$31,931	$28,015	$61,603	$48,892
(percent of related revenue)	95%	93%	95%	92%

GAAP subscription and maintenance support gross profit	$25,344	$16,799	$47,673	$33,264
(percent of related revenue)	69%	62%	68%	63%
Plus:
Stock-based compensation expense	833	1,114	1,486	1,721
Amortization of acquired intangible assets	1,183	1,056	2,235	2,111
Non-GAAP subscription and maintenance support gross profit	$27,360	$18,969	$51,394	$37,096
(percent of related revenue)	74%	70%	74%	71%

GAAP professional services and other gross profit	$2,403	$242	$3,232	$3,173
(percent of related revenue)	21%	3%	16%	22%
Plus:
Stock-based compensation expense	1,170	859	2,081	1,128
Amortization of acquired intangible assets	$175	$58	$350	$58
Non-GAAP professional services and other gross profit	$3,748	$1,159	$5,663	$4,359
(percent of related revenue)	33%	16%	28%	30%

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
	(in thousands)
Non-GAAP income from operations:
GAAP loss from operations	$553	$(4,876)	$134	$(6,151)
(percent of total revenue)	1%	(8)%	—%	(5)%
Plus:
Stock-based compensation expense	13,612	13,794	24,286	21,230
Amortization of acquired intangible assets	1,693	1,533	3,254	3,037
Non-GAAP income from operations	$15,858	$10,451	$27,674	$18,116
(percent of total revenue)	19%	16%	18%	15%

GAAP operating expense	$58,622	$49,139	$111,379	$90,075
(percent of total revenue)	72%	76%	72%	75%
Less:
Stock-based compensation expense	11,441	11,447	20,393	17,844
Non-GAAP operating expense	$47,181	$37,692	$90,986	$72,231
(percent of total revenue)	58%	58%	59%	60%

GAAP sales and marketing expense	$25,951	$21,567	$49,274	$39,114
(percent of total revenue)	32%	33%	32%	33%
Less:
Stock-based compensation expense	4,792	4,818	8,348	7,236
Non-GAAP sales and marketing expense	$21,159	$16,749	$40,926	$31,878
(percent of total revenue)	26%	26%	26%	27%

GAAP research and development expense	$20,068	$16,266	$38,189	$30,550
(percent of total revenue)	25%	25%	25%	25%
Less:
Stock-based compensation expense	4,020	4,067	7,165	6,505
Non-GAAP research and development expense	$16,048	$12,199	$31,024	$24,045
(percent of total revenue)	20%	19%	20%	20%

GAAP general and administrative expense	$12,603	$11,306	$23,916	$20,411
(percent of total revenue)	15%	18%	15%	17%
Less:
Stock-based compensation expense	2,629	2,562	4,880	4,103
Non-GAAP general and administrative expense	$9,974	$8,744	$19,036	$16,308
(percent of total revenue)	12%	14%	12%	14%

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
	(in thousands, except per share data)
Non-GAAP net income and income per share:
GAAP net loss	$(2,895)	$(5,288)	$(4,404)	$(8,193)
(percent of total revenue)	(4)%	(8)%	(3)%	(7)%
Adjusted for:
Stock-based compensation expense	13,612	13,794	24,286	21,230
Amortization of acquired intangible assets	1,693	1,533	3,254	3,037
Non-cash interest expense on our convertible senior notes	3,144	1,576	6,231	3,116
Foreign currency transaction losses (gains)	185	(484)	(326)	1,223
Non-cash tax benefit	(786)	(1,406)	(3,018)	(3,409)
Non-GAAP net income	$14,953	$9,725	$26,023	$17,004
(percent of total revenue)	18%	15%	17%	14%

GAAP net loss per basic common share	$(0.10)	$(0.18)	$(0.15)	$(0.28)
Adjusted for:
Stock-based compensation expense	0.46	0.47	0.83	0.73
Amortization of acquired intangible assets	0.06	0.05	0.11	0.10
Non-cash interest expense on our convertible senior notes	0.11	0.05	0.21	0.11
Foreign currency transaction losses (gains)	0.01	(0.02)	(0.01)	0.04
Non-cash tax benefit	(0.03)	(0.05)	(0.10)	(0.12)
Non-GAAP net income per basic common share	$0.51	$0.33	$0.89	$0.58

GAAP net loss per diluted common share	$(0.10)	$(0.18)	$(0.15)	$(0.28)
Adjusted for:
Stock-based compensation expense	0.44	0.46	0.81	0.71
Amortization of acquired intangible assets	0.06	0.05	0.11	0.10
Non-cash interest expense on our convertible senior notes	0.10	0.05	0.21	0.10
Foreign currency transaction losses (gains)	0.01	(0.02)	(0.01)	0.04
Non-cash tax benefit	(0.03)	(0.05)	(0.10)	(0.11)
Non-GAAP net income per diluted common share	$0.49	$0.32	$0.87	$0.57

* For the three and six months ended June 30, 2016 and 2015, the non-GAAP net income per diluted common share calculation included the dilutive effect of stock-based awards and for the three and six months ended June 30, 2016, the non-GAAP net income per diluted common share calculation included the effect of the premium feature of the 1.00% convertible senior notes due in 2022 (which, in each case, were not reflected in the corresponding GAAP diluted share calculations, as their effect would have been anti-dilutive as a result of the net losses for these periods). Total diluted weighted average common shares outstanding used for calculating non-GAAP net income per diluted common share were 30,629 thousand and 29,930 thousand for the three months ended June 30, 2016 and 2015 and 30,044 thousand and 29,741 thousand for the six months ended June 30, 2016 and 2015, respectively.